UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2016

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Offering of Senior Notes

On December 6, 2016, Parsley Energy, LLC (“Parsley LLC”), a subsidiary of Parsley Energy, Inc. (the “Company”), issued a news release announcing that Parsley LLC and its wholly owned subsidiary, Parsley Finance Corp., have commenced, subject to market conditions and other factors, a private placement (the “Notes Offering”) of $600 million in aggregate principal amount of senior unsecured notes due 2025 to fund, along with cash on hand, the repurchase for cash of their outstanding 7.500% senior unsecured notes due 2022 (the “2022 Notes”). A copy of the news release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Tender Offer

On December 6, 2016, Parsley LLC issued a news release announcing that it has commenced a cash tender offer to purchase any and all of its 2022 Notes (the “Tender Offer”). A copy of the news release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 8.01	Other Events.

In connection with the Notes Offering, Parsley LLC provided to investors in the Notes Offering an update to its commodity derivatives position. The disclosure provided to such investors is set forth below.

	2016	2017				2018
	4Q16	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18
OIL:
Put Spreads (MBbls/d)(1)	23.5	20.5	20.2	35.7	45.5	23.3	6.6
Put Price ($/Bbl)	$45.03	$45.88	$45.88	$52.79	$53.11	$53.21	$52.50
Short Put Price ($/Bbl)	$32.78	$34.14	$34.14	$41.21	$41.40	$41.43	$42.50
Premium Realization ($MM)(2)	$5.6	($4.9)	($4.9)	($14.2)	($17.8)	($9.5)	($2.3)
Mid-Cush Basis Swaps (MBbls/d)	8.2	11.3	11.3	12.2	12.2	—	—
Swap Price ($/Bbl)	($0.87)	($1.00)	($1.00)	($1.05)	($1.05)

NATURAL GAS:
Three Way Collars (MMBtu/d)(3)	—	15.8	15.7	15.5	15.5
Call Price ($/MMBtu)	—	$4.02	$4.02	$4.02	$4.02
Put Price ($/MMBtu)	—	$2.75	$2.75	$2.75	$2.75
Short Put Price ($/MMBtu)	—	$2.36	$2.36	$2.36	$2.36

Note: Hedge position as of November 30, 2016.

(1)	When NYMEX price is above put price, the Company receives the NYMEX price. When NYMEX price is between the put price and the short put price, the Company receives the put price. When NYMEX price is below the short put price, the Company receives the NYMEX price plus the difference between the short put price and the put price.
(2)	Premium realizations represent net premiums collected (from restructured positions) or paid (including deferred premiums), which are recognized as income or loss in the period of settlement.
(3)	Functions similarly to put spreads except that when index price is at or above the call price, the Company receives the call price.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	News Release, dated December 6, 2016, titled “Parsley Energy, LLC Announces $600 Million Private Placement of Senior Unsecured Notes Due 2025 to Repurchase its Outstanding 7.500% Senior Unsecured Notes Due 2022.”

99.2	News Release, dated December 6, 2016, titled “Parsley Energy, LLC Announces Tender Offer for Any and All of its 7.500% Senior Unsecured Notes Due 2022.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2016

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Name:	Colin W. Roberts
Title:	Vice President—General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release, dated December 6, 2016, titled “Parsley Energy, LLC Announces $600 Million Private Placement of Senior Unsecured Notes Due 2025 to Repurchase its Outstanding 7.500% Senior Unsecured Notes Due 2022.”

99.2	News Release, dated December 6, 2016, titled “Parsley Energy, LLC Announces Tender Offer for Any and All of its 7.500% Senior Unsecured Notes Due 2022.”

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